PROVIDENT

Provident Financial Holdings, Inc.

First Quarter of Fiscal 2014

September 30, 2013

Safe Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Corporation's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Corporation may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Corporation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and charge-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the residential and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Corporation by the Federal Reserve Board or of the Bank by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to enter into a formal enforcement action or to increase our allowance for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules, including as a result of Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd Frank Act") and the implementing regulations; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; the inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and other risks detailed in the Corporation's reports filed with or furnished to the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.61
52-Week Range:	$12.74 - $19.69
Shares Outstanding:	10,201,348 shares
Market Capitalization:	$169.4 million
P/E (ttm):	9.66x
EPS (ttm):	$1.72
Annual Dividend & Yield:	$0.40 (2.41%)
As of September 30, 2013	

Franchise Overview

Northern California:
Pleasanton
Livermore, Roseville, San Rafael and Stockton.



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 17 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Glendora
- Hermosa Beach
- Livermore
- Rancho Cucamonga, Haven Avenue
- Rancho Cucamonga, Commerce Center Drive
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville
- San Diego
- San Rafael
- Santa Barbara
- Stockton
- Westlake Village

Financial Performance

Highlights

- Increase in Net Interest Income (sequential quarter)
- Increase in Net Interest Margin (sequential quarter)
- Operating Expenses decline by 17% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$9.5
$8.9
$8.8
$8.1
$7.6
$8.0
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Non-Interest Income



(In Millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.3
$14.7
$1.6
$20.6
$2.1
$17.9
$1.6
$13.8
$1.4
$16.2
$1.4
$6.8
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$16.0
$17.3
$16.8
$15.7
$17.5
$14.5
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$9.4
$13.8
$12.0
$7.7
$7.7
$1.6
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Pre-Tax Income – Operating Segments


(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
$6.6
$0.8
$11.9
$1.3
$8.8
$3.2
$5.6
$2.6
$6.3
$2.9
$3.5
$(0.9)
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.3
$8.7
$6.9
$4.9
$5.3
$1.5
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Diluted Earnings Per Share


$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.39
$0.80
$0.64
$0.45
$0.49
$0.14
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Financial Ratios

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
3.11%
2.96%
2.90%
2.76%
2.59%
2.82%
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
62.88%
55.72%
58.21%
67.06%
69.52%
90.00%
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Return on Average Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.37%
2.78%
2.21%
1.59%
1.73%
0.52%
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Return on Average Equity



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
12.03%
23.76%
18.14%
12.48%
13.29%
3.82%
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Community Banking

Highlights

- Increase in Loans Originated for Investment
- Second consecutive quarter of Preferred Loan growth
- Core Deposits rise as a percentage of Total Deposits

Loan to Investment Mix



(In Millions)
$900
$800
$700
$600
$500
$23
$22
$21
$21
$20
$19
$797
$777
$772
$754
$748
$749
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Preferred Loans
Single-Family Loans

Provident Bank Loan Originations and Purchases



(In Millions)
$40
$30
$20
$10
$0
$9
$16
$24
$16
$27
$38
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/13	Interest Rate	Balance as of 09/30/12	Interest Rate
Single-family	$ 391,888	3.29%	$ 431,373	3.80%
Multi-family	273,847	5.08%	266,398	5.65%
Commercial real estate	91,417	6.44%	94,172	6.69%
Construction	292	6.25%	-	-
Other	-	-	391	4.81%
Commercial business	1,386	6.72%	2,310	7.01%
Consumer	423	8.58%	378	9.37%
Total loans held for investment	$ 759,253	4.32%	$ 795,022	4.77%
Undisbursed loan funds	(271)		-	
Deferred loan costs	2,079		1,940	
Allowance for loan losses	(12,105)		(20,118)	
Total loans held for investment, net	$ 748,956		$ 776,844	

Loan Composition as of 09/30/13



Other 0%
Construction 0%
Commercial business 0%
Commercial real estate 12%
Consumer 0%
Multi-family 36%
Single-family 52%
Single-family
Multi-family
Commercial real estate
Construction
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(in Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$127
$127
$127
$107
$106
$56
$446
$441
$428
$413
$402
$400
$515
$516
$509
$522
$521
$519
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category	At 09/30/2013	Rate	At 09/30/2012	Rate
Checking accounts - non interest-bearing	$ 57,502	- %	$ 54,653	- %
Checking accounts - interest-bearing	203,118	0.14%	200,790	0.14%
Savings accounts	231,134	0.25%	230,139	0.25%
Money market accounts	27,511	0.40%	29,793	0.47%
Time deposits	399,830	1.24%	441,440	1.36%
Total deposits	$ 919,095	0.65%	$ 956,815	0.73%
Brokered deposits included above	$ 4,727	3.57%	$ 7,058	3.41%

Deposit Composition at 09/30/2013



6%
22%
25%
3%
44%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category	At 09/30/2013	Rate	At 09/30/2012	Rate
Overnight	$ -	-	$ -	-
Three months or less	5,000	2.51%	-	-
Over three to six months	-	-	20,000	3.39%
Over six to twelve months	10,000	2.93%	50,000	4.09%
Over one to two years	-	-	15,000	2.79%
Over two to three years	-	-	-	-
Over three to four years	-	-	-	-
Over four to five years	10,096	3.04%	-	-
Over five years	31,380	3.23%	41,533	3.19%
Total borrowings	$ 56,476	3.08%	$ 126,533	3.53%

Asset Quality

Highlights

- **Non-Performing Assets decline by 36%**
- **New REOs decline by 73%, to 3 foreclosures for the quarter**
- **Small 30-89 Days Delinquent balance**

NPA, NPA to Total Assets and ALLL to LHI Ratios



$50,000
$40,000
$30,000
$20,000
$10,000
$0
(In Thousands)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
(Percentage)

	06/12	09/12	12/12	03/13	06/13	09/13
Non-Performing Assets	$39,977	$34,083	$26,800	$22,422	$23,978	$21,724
NPA to Total Assets	3.17%	2.68%	2.15%	1.84%	1.96%	1.88%
ALLL to LHI	2.63%	2.52%	2.34%	2.18%	1.96%	1.59%

Provision (Recovery) for Loan Losses



(In Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$2,051
$533
$23
$(517)
$(1,538)
$(942)
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Non-Performing Asset Composition 09/30/13



Single-family
Multi-family
Commercial real estate
Construction
Other
Commercial business
Real estate owned
48%
15%
21%
0%
0%
1%
15%

Asset Quality

Allowance for Loan Losses (ALLL)



$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
06/12
09/12
12/12
03/13
06/13
09/13
ALLL
$21,483
$20,118
$18,530
$16,826
$14,935
$12,105

ALLL Allocation as of 09/30/13



0%
1%
0%
0%
8%
30%
61%
Single-family
Multi-family
Commercial real estate
Construction
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At September 30, 2013				At September 30, 2012			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	4	$ 1,104	40	$12,200	14	$5,785	72	$ 26,670
Multi-family	-	-	7	3,631	-	-	4	1,793
Commercial real estate	-	-	9	4,645	-	-	8	5,445
Other	-	-	-	-	-	-	1	159
Commercial business loans	-	-	6	190	1	85	6	238
Consumer Loans	-	-	-	-	-	-	-	-
Total	4	$ 1,104	62	$20,666	15	$5,870	91	$ 34,305

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$117,323	30%	$212,029	54%	$59,005	15%	$3,531	1%	$391,888	100%
Multi-Family	59,528	22%	152,857	56%	58,029	21%	3,433	1%	273,847	100%
Commercial Real Estate	46,835	51%	39,863	44%	4,719	5%	-	0%	91,417	100%
Construction	292	100%	-	0%	-	0%	-	0%	292	100%
Total	$223,978	30%	$404,749	53%	$121,753	16%	$6,964	1%	$757,444	100%

[1] Other than Inland Empire.

Geographic Location 09/30/13


1%
16%
30%
53%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2005 & Prior	2006	2007	2008	2009	2010	2011	2012	YTD 2013	TOTAL
Loan Balance (in Thousands)	$190,351	$99,100	$56,021	$26,685	$926	$349	$1,876	$6,520	$8,026	$389,854
Weighted Avg. LTV (1)	66%	69%	72%	75%	54%	88%	71%	57%	57%	68%
Weighted Avg. Age (in Years)	8.98	7.22	6.26	5.51	4.15	3.06	2.13	1.15	0.35	7.54
Weighted Avg. FICO (2)	726	741	732	741	750	751	727	752	743	733
Number of Loans	663	231	116	50	3	2	7	27	35	1,134
Geographic Breakdown (%)										
Inland Empire	30%	29%	31%	28%	100%	37%	37%	22%	26%	30%
Southern California (Other than Inland Empire)	65%	52%	37%	39%	0%	63%	48%	34%	31%	54%
Other California (4)	5%	17%	31%	33%	0%	0%	15%	44%	43%	15%
Other States	0%	2%	1%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2005 & Prior	2006	2007	2008	2009	2010	2011	2012	YTD 2013	TOTAL
Loan Balance (in Thousands)	$69,249	$41,070	$26,311	$7,791	-	$448	$25,820	$38,790	$64,398	$273,847
Weighted Avg. LTV (1)	49%	52%	59%	47%	-	68%	58%	57%	61%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.42x	1.29x	1.22x	1.41x	-	1.38x	1.49x	1.70x	1.68x	1.49x
Weighted Avg. Age (in Years)	9.13	7.28	6.19	5.45	-	3.33	2.06	1.18	0.27	4.58
Weighted Avg. FICO (2)	714	681	699	763	-	675	741	735	766	738
Number of Loans	117	54	40	10	-	2	26	45	76	370
Geographic Breakdown (%)										
Inland Empire	16%	19%	9%	18%	-	0%	32%	15%	38%	22%
Southern California (Other than Inland Empire)	69%	37%	84%	82%	-	70%	57%	56%	39%	56%
Other California	14%	42%	7%	0%	-	30%	11%	29%	23%	21%
Other States	1%	2%	0%	0%	-	0%	0%	0%	0%	1%
	100%	100%	100%	100%	-	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2005 & Prior	2006	2007	2008	2009	2010	2011	2012	YTD 2013	TOTAL (3)(4)
Loan Balance (in Thousands)	$21,776	$9,129	$13,701	$3,824	$7,294	$377	$1,248	$19,677	$14,391	$91,417
Weighted Avg. LTV (1)	44%	54%	53%	34%	61%	58%	47%	54%	48%	50%
Weighted Avg. Debt Coverage Ratio (2)	2.07x	2.25x	2.17x	1.78x	1.29x	1.26x	1.82x	1.85x	2.02x	1.97x
Weighted Avg. Age (in Years)	9.41	7.14	6.29	5.47	4.28	3.35	1.82	1.02	0.38	4.78
Weighted Avg. FICO (2)	701	720	721	759	722	705	770	750	748	730
Number of Loans	38	11	14	8	2	2	2	19	19	115
Geographic Breakdown (%)										
Inland Empire	58%	17%	44%	9%	100%	52%	0%	70%	36%	51%
Southern California (Other than Inland Empire)	42%	83%	43%	91%	0%	48%	100%	30%	44%	44%
Other California	0%	0%	13%	0%	0%	0%	0%	0%	20%	5%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $22.2 million in Retail; $19.2 million in Office; $15.6 million in Mixed Use; $6.6 million in Mobile Home Park; $6.2 million in Medical/Dental Office; $4.9 million in Light Industrial/Manufacturing; $4.9 million in Warehouse; $3.6 million in Mini-Storage; $2.8 million in Research and Development; $1.8 million in Automotive – Non Gasoline; $1.8 million in Hotel and Motel; $1.8 million in Restaurant/Fast Food.

(4) Consisting of $66.4 million or 72.7% in investment properties and $25.0 million or 27.3% in owner occupied properties.

Mortgage Banking

Highlights

- Loans Originated for Sale decrease by 18% (sequential quarter)
- Gain on Sale of Loans decreases by 58% (sequential quarter)
- Loan Sale Margin decreases by 68 basis points (sequential quarter)

PBM Loan Originations



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$1
$736
$3
$860
$2
$1,009
$3
$790
$3
$837
$2
$684
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline



$500,000
$400,000
$300,000
$200,000
$100,000
$0
In Millions
50%
40%
30%
20%
10%
0%

	06/12	09/12	12/12	03/13	06/13	09/13
Gross Locked Pipeline	$332,768	$464,949	$310,317	$283,488	$334,790	$184,287
Net Locked Pipeline (1)	$220,287	$299,833	$221,978	$211,784	$255,833	$138,241
Fallout Rate	34%	35%	28%	25%	24%	27%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	06/12	09/12	12/12	03/13	06/13	09/13
Refinance	50%	62%	68%	68%	57%	40%
Purchase	50%	38%	32%	32%	43%	60%

(Quarter Ended)

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$14,706
$20,595
$17,878
$13,835
$16,185
$6,754
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Loan Sale Margin



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.90%
1.93%
2.19%
2.26%
1.92%
2.06%
1.78%
1.78%
1.84%
1.82%
1.16%
1.17%
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$241
$618
$1,285
$27
($191)
($186)
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Recourse Reserve



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$6,183
$6,474
$7,776
$2,302
$2,111
$1,258
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Highlights

- Strong Capital Ratios
- 2.4% Cash Dividend yield
- Repurchased 190,051 shares of common stock

Stockholders' Equity



(In Millions)
$170
$160
$150
$140
$130
$120
$110
$100
$145
$151
$156
$157
$160
$157
06/12
09/12
12/12
03/13
06/13
09/13
(Quarter Ended)

Bank Capital Ratios



25.00%
22.50%
20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%

	06/12	09/12	12/12	03/13	06/13	09/13
Tier 1 Leverage Ratio	11.26%	11.47%	12.26%	12.55%	13.12%	13.07%
Tier 1 Risk-Based Capital Ratio	17.53%	17.46%	18.79%	20.76%	21.36%	20.82%
Total Risk-Based Capital Ratio	18.79%	18.72%	20.05%	22.02%	22.64%	22.09%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012	Mar 2013	Jun 2013	Sep 2013
Price/TBV	0.73x	0.84x	0.86x	1.01x	1.19x	1.13x	1.03x	1.08x